Exhibit 10.8

AMENDED AND RESTATED
SUPER-PRIORITY FIRST LIEN INTERCREDITOR AGREEMENT

among

TERRAN ORBITAL CORPORATION,

THE OTHER GRANTORS PARTY HERETO,

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Bridge Notes Collateral Agent,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Existing Notes Collateral Agent,

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as FP Notes Collateral Agent,

each Additional Agent from time to time party hereto

and

for the purposes of Section 5.07 only,

LOCKHEED MARTIN CORPORATION,
as Authorized Representative,

dated as of August 15, 2024

AMENDED AND RESTATED SUPER-PRIORITY FIRST LIEN INTERCREDITOR AGREEMENT dated as of August 15, 2024 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, this “Agreement”), among TERRAN ORBITAL CORPORATION, a Delaware corporation (the “Company”), the other Grantors (as defined below) from time to time party hereto, WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Bridge Notes Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Bridge Notes Collateral Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent for the Existing Notes Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Existing Notes Collateral Agent”), WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the FP Notes Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “FP Notes Collateral Agent”), each Additional Agent from time to time party hereto for the Additional First Lien Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity, and for the purposes of Section 5.07 only, LOCKHEED MARTIN CORPORATION, a Maryland corporation (“Lockheed Martin”), as authorized representative (in such capacity, the “Authorized Representative” for the Purchasers (as defined in the Existing NPA)).

W I T N E S S E T H:

WHEREAS, the Company, the other Grantors party from time to time thereto, the Existing Notes Collateral Agent and the FP Notes Collateral Agent entered into that certain First Lien Intercreditor Agreement dated as of November 24, 2021 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to date, the “Existing ICA”); and

WHEREAS, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bridge Notes Collateral Agent (for itself and on behalf of the Bridge Notes Secured Parties), the Existing Notes Collateral Agent (for itself and on behalf of the Existing Notes Secured Parties), the FP Notes Collateral Agent (for itself and on behalf of the FP Notes Secured Parties) and each Additional Agent (for itself and on behalf of the Additional First Lien Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Bridge Notes NPA, the Existing NPA and the FP NPA, as applicable, in each case, as in effect on the date hereof with (a) the Bridge Notes NPA as in effect on the date hereof controlling in the event of discrepancies and (b) after the Discharge of Priority Bridge Obligations, the FP NPA as in effect on the date hereof controlling in the event of discrepancies, or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Agent” means the collateral agent, the administrative agent and/or trustee (as applicable) or any other similar agent or Person under any Additional First Lien Documents, in each case, together with its successors in such capacity.

“Additional First Lien Debt Facility” means one or more debt facilities, commercial paper facilities or indentures for which the requirements of Section 5.13 of this Agreement have been satisfied, in each case with banks, other lenders, investors, trustees or other Persons, providing for revolving credit loans, term loans, letters of credit, notes or other borrowings, in each case, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time; provided that each of the Bridge Notes NPA, the Existing NPA and the FP NPA, as each may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, shall not constitute an Additional First Lien Debt Facility at any time.

“Additional First Lien Documents” means, with respect to any Series of Additional First Lien Obligations, the notes, indentures, credit agreements, note purchase agreements, guarantees, security documents and other operative agreements evidencing or governing such Indebtedness and the Liens securing such Indebtedness and each other agreement entered into for the purpose of securing any Series of Additional First Lien Obligations.

“Additional First Lien Obligations” means, with respect to any Additional First Lien Debt Facility, (a) all principal of, and interest, fees, expenses and other amounts (including, without limitation, any interest, fees, expenses and other amounts which accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such proceeding) payable with respect to, such Additional First Lien Debt Facility, (b) all other amounts payable to the related Additional First Lien Secured Parties under the related Additional First Lien Documents and (c) any Refinancings of the foregoing.

“Additional First Lien Secured Party” means, with respect to any Series of Additional First Lien Obligations, the holders of such Additional First Lien Obligations, the Additional Agent with respect thereto, any trustee or agent or any other similar agent or Person therefor under any related Additional First Lien Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any Grantor under any related Additional First Lien Documents.

“Affiliate” means, with respect to a specified Person, (a) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and (b) other than with respect to any Purchaser (as defined in the Bridge Notes NPA, the Existing NPA and the FP NPA), the Agent (as defined in the Bridge Notes NPA), the Agent (as defined in the FP NPA) and the Collateral Agent (as defined in the Existing NPA), any manager, officer or director of such Person.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended, modified or supplemented, from time to time.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of the assets or liabilities of the Company or any of its Subsidiaries, or similar law affecting creditors’ rights generally.

“Bridge Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Bridge Notes Documents” means the “Note Documents” as defined in the Bridge Notes NPA.

“Bridge Notes NPA” means that certain Note Purchase Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented, increased or otherwise modified, Refinanced or replaced from time to time), among the Company, as issuer, the guarantors from time to time party thereto, the purchasers from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the purchasers party thereto.

“Bridge Notes Obligations” the “Obligations” as defined in the Bridge Notes NPA.

“Bridge Notes Secured Parties” means the “Secured Parties” as defined in the Bridge Notes NPA.

“Bridge Notes Security Documents” means the “Collateral Documents” as defined in the Bridge Notes NPA.

“Call Premium” means, with respect to the FP Notes Obligations, “Call Premium” as such term is defined in the FP NPA.

“Collateral” means all assets and properties subject to Liens created pursuant to any Secured NPA Security Document to secure one or more Series of Secured Obligations.

“Collateral Agent” means (a) in the case of any Bridge Notes Obligations, the Bridge Notes Collateral Agent, (b) in the case of any Existing Notes Obligations, the Existing Notes Collateral Agent, (c) in the case of the FP Notes Obligations, the FP Notes Collateral Agent, and (d) in the case of any Series of Additional First Lien Obligations or Additional First Lien Secured Parties that become subject to this Agreement after the date hereof, the Additional Agent named for such Series in the applicable Joinder Agreement.

“Company” has the meaning assigned to such term in the preamble hereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

“Controlling Collateral Agent” means with respect to any Shared Collateral, (a) until the Discharge of Priority Bridge Obligations, the Bridge Notes Collateral Agent, (b) from and after the Discharge of Priority Bridge Obligations, (i) until the Non-Controlling Collateral Agent Enforcement Date, at any date of determination, the Collateral Agent of the Series of First Lien Obligations that constitutes the largest outstanding aggregate principal amount of First Lien Obligations of any Series of First Lien Obligations; provided, that if there are two outstanding Series of First Lien Obligations with equal outstanding aggregate principal amounts of First Lien Obligations, the Series of First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding amount for purposes of this definition; the parties hereto agree to cooperate in good faith to determine the aggregate principal amount of First Lien Obligations for each Series of First Lien Obligations at any date of determination and (ii) from and after the Non-Controlling Collateral Agent Enforcement Date, the Major Non-Controlling Collateral Agent. For purposes of this definition, “principal amount” shall be deemed to (x) include the face amount of any outstanding letter of credit issued under the particular Series and (y) exclude any undrawn commitments under any Series of First Lien Obligations.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (a) at any time when the Bridge Notes Collateral Agent is the Controlling Collateral Agent with respect to such Shared Collateral, the Bridge Notes Secured Parties and (b) at any other time, the Series of First Lien Secured Parties whose Collateral Agent is the Controlling Collateral Agent for such Shared Collateral.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means a “Default” (or any other similarly defined term) as defined in any Secured First Lien Document.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of Secured Obligations, the date on which such Series of Secured Obligations are no longer secured by such Shared Collateral in accordance with the terms of the applicable Secured NPA Documents governing such Series of Secured Obligations. The term “Discharged” shall have a corresponding meaning.

“Discharge of First Lien Obligations” means, with respect to any Shared Collateral, the Discharge of the applicable First Lien Obligations with respect to such Shared Collateral; provided that a Discharge of First Lien Obligations shall not be deemed to have occurred in connection with a Refinancing of such First Lien Obligations secured by such Shared

Collateral which has been designated in writing by the applicable Collateral Agent (under the Secured First Lien Document so Refinanced) or by the Company, in each case, to each other Collateral Agent as a “First Lien Obligation” for purposes of this Agreement.

“Discharge of Priority Bridge Obligations” means, with respect to any Shared Collateral, the Discharge of Priority Bridge Notes Obligations with respect to such Shared Collateral; provided that a Discharge of Priority Bridge Obligations shall not be deemed to have occurred in connection with a Refinancing of such Bridge Notes Obligations secured by such Shared Collateral which has been designated in writing by the Bridge Notes Collateral Agent (under the Bridge Notes Document so Refinanced) or by the Company, in each case, to each other Collateral Agent as “Bridge Notes Obligations” for purposes of this Agreement.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member, membership or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Event of Default” means an “Event of Default” (or any other similarly defined term) as defined in any Secured NPA Document.

“Existing Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“Existing Notes Documents” means the “Note Documents” as defined in the Existing NPA.

“Existing Notes Intercreditor Agreement” means that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated as of June 3, 2021 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time), among the Existing Notes Collateral Agent, Lockheed Martin, as controlling noteholder and authorized representative, and the noteholders party thereto from time to time.

“Existing Notes Obligations” means the “Obligations” as defined in the Existing NPA.

“Existing Notes Secured Parties” means the “Secured Parties” as defined in the Existing Notes Documents.

“Existing Notes Security Documents” means the “Collateral Documents” as defined in the Existing NPA.

“Existing NPA” means that certain Note Purchase Agreement dated as of March 8, 2021(as amended by that certain First Amendment to Note Purchase Agreement, dated as of April 30, 2021, as amended by that Second Amendment to Note Purchase Agreement, dated as of May 21, 2021, as amended by that Third Amendment to Note Purchase Agreement, dated as of June 7, 2021, as amended by that Fourth Amendment to Note Purchase Agreement, dated as of October 28, 2021, as amended by that Fifth Amendment to Note Purchase Agreement, dated as of November 24, 2021, as amended by that Sixth Amendment to Note Purchase Agreement, dated as of March 9, 2022, as amended by that Seventh Amendment to Note Purchase Agreement, dated March 25, 2022, as supplemented by that Joinder Agreement, dated as of April 4, 2022, as amended by that Eighth Amendment to Note Purchase Agreement, dated as of October 31, 2022, as amended by that Ninth Amendment to Note Purchase Agreement, dated as of the date hereof, and as it may be further amended, amended and restated, supplemented, increased or otherwise modified, Refinanced or replaced from time to time), among the Terran Orbital Operating Corporation, as issuer, the guarantors from time to time party thereto, the purchasers from time to time party thereto, and Lockheed Martin.

“First Lien Obligations” means, collectively, (a) the Existing Notes Obligations, (b) the FP Notes Obligations and (c) each Series of Additional First Lien Obligations.

“First Lien/Second Lien Intercreditor Agreement” means that certain Amended and Restated First Lien/Second Lien Intercreditor Agreement dated as of the date hereof, among the Company, the other Grantors, Wilmington Savings Fund Society, FSB, as collateral agent for the Bridge Notes Secured Parties, U.S. Bank Trust Company, National Association, as collateral agent for the Existing Notes Secured Parties, Wilmington Savings Fund Society, FSB, as collateral agent for the FP Notes Secured Parties, and U.S. Bank Trust Company, National Association, as collateral agent for the Second Lien Secured Parties (as defined therein).

“First Lien Secured Parties” means (a) the Existing Notes Secured Parties, (b) the FP Notes Secured Parties and (c) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations.

“First Lien Security Documents” means the Existing Notes Security Documents, the FP Notes Security Documents and each other agreement entered into in favor of any Collateral Agent for the purpose of securing any Series of First Lien Obligations.

“FP Notes Collateral Agent” has the meaning assigned to such term in the preamble hereto.

“FP Notes Documents” means the “Note Documents” as defined in the FP NPA.

“FP Notes Obligations” the “Obligations” as defined in the FP NPA.

“FP Notes Secured Parties” means the “Secured Parties” as defined in the FP NPA.

“FP Notes Security Documents” means the “Collateral Documents” as defined in the FP NPA.

“FP NPA” means that certain Note Purchase Agreement dated as of the date hereof (as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated as of March 9, 2022, as amended by that certain Amendment No. 2 to Note Purchase Agreement, dated as of March 25, 2022, as amended by that certain Amendment No. 3 to Note Purchase Agreement, dated as of October 31, 2022, as amended by that certain Amendment No. 4 to Note Purchase Agreement, dated as of the date hereof, and as it may be further amended, restated, amended and restated, supplemented, increased or otherwise modified, Refinanced or replaced from time to time), among the Terran Orbital Operating Corporation, as issuer, the guarantors from time to time party thereto, the purchasers from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent for the purchasers party thereto.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means (a) the Company (and any successor thereto) and (b) each other Subsidiary or Affiliate of the Company which has granted a security interest pursuant to any Secured NPA Security Document to secure any Series of Secured Obligations (including any Subsidiary that becomes a party to this Agreement as contemplated by Section 5.16). The Grantors existing on the date hereof are set forth in Annex I hereto.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Indebtedness” has the meaning assigned to such term in the FP NPA as in effect on the date hereof.

“Insolvency or Liquidation Proceeding” means:

(a) any case or proceeding commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other case or proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” shall have the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a supplement to this Agreement substantially in the form of Annex II hereof required to be delivered by an Additional Agent to each Collateral Agent pursuant to Section 5.13 hereto in order to establish an additional Series of Additional First Lien Obligations and become Additional First Lien Secured Parties hereunder.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, binding guidelines, regulations, ordinances, codes and binding administrative or judicial precedents or authorities, including any binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Lockheed Martin” has the meaning assigned to such term in the preamble hereto.

“Major Non-Controlling Collateral Agent” means at any date of determination, with respect to any Shared Collateral, (a) until the Discharge of Priority Bridge Obligations, the Collateral Agent of the Series of First Lien Obligations that constitutes the largest outstanding aggregate principal amount of First Lien Obligations of any Series of First Lien Obligations; provided that if there are two outstanding Series of First Lien Obligations with equal outstanding aggregate principal amounts of First Lien Obligations, the Series of First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding amount for purposes of this definition and (b) from and after the Discharge of Priority Bridge Obligations, the Collateral Agent of the Series of First Lien Obligations that constitutes the largest outstanding aggregate principal amount of First Lien Obligations of any Series of First Lien Obligations (excluding the Series of First Lien Obligations whose Collateral Agent is the Controlling Collateral Agent at such time); provided that if there are two outstanding Series of First Lien Obligations with equal outstanding aggregate principal amounts of First Lien Obligations, the Series of First Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding amount for purposes of this definition. For purposes of this definition, “principal amount” shall be deemed to (i) include face amount of any outstanding letter of credit issued under the particular Series and (ii) exclude any undrawn commitments under any Series of First Lien Obligations.

“Mandatory Prepayment” means any payment or prepayment or redemption of (a) the Bridge Notes Obligations pursuant to any of Section 2.07(b)(i) of the Bridge Notes NPA, (b) the Existing Notes Obligations pursuant to any of Section 2.07(b)(i) of the Existing NPA or (c) the FP Notes Obligations pursuant to any of Section 2.07(b)(i) of the FP NPA.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Collateral Agent” means, at any time with respect to any Shared Collateral, any Collateral Agent that is not the Controlling Collateral Agent at such time with respect to such Shared Collateral.

“Non-Controlling Collateral Agent Enforcement Date” means, with respect to any Non-Controlling Collateral Agent, the date which is 90 days (throughout which 90 day period such Non-Controlling Collateral Agent was the Major Non-Controlling Collateral Agent) after the occurrence of both (a) an Event of Default under and as defined in the Secured First Lien Documents under which such Non-Controlling Collateral Agent is the Major Non-Controlling Collateral Agent, but only for so long as such Event of Default is continuing and (b) the Controlling Collateral Agent’s and each other Collateral Agent’s receipt of written notice from such Non-Controlling Collateral Agent certifying that (i) such Non-Controlling Collateral Agent is the Major Non-Controlling Collateral Agent and that an Event of Default under and as defined in the Secured First Lien Documents under which such Non-Controlling Collateral Agent is the Collateral Agent has occurred and is continuing and (ii) the First Lien Obligations of the Series with respect to which such Non-Controlling Collateral Agent is the Collateral Agent are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Secured First Lien Documents; provided that the Non-Controlling Collateral Agent Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (x) at any time the Controlling Collateral Agent has commenced and is diligently and in good faith pursuing any enforcement action with respect to all or a material portion of the Shared Collateral, (y) at any time the Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (z) if such Non-Controlling Collateral Agent subsequently rescinds or withdraws the written notice provided for in clause (b).

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the First Lien Secured Parties which are not the Controlling Secured Parties with respect to such Shared Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Possessory Collateral” means any Shared Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or other applicable law. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, Deposit Accounts, Securities Accounts, Commodity Accounts and Chattel Paper, in each case, delivered to or in the possession or control of a Collateral Agent under the terms of the Secured NPA Security Documents.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowed or allowable as a claim in any such Insolvency or Liquidation Proceeding.

“Priority Waterfall” means the priority of application of Proceeds established pursuant to Section 2.01(a) hereof.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay such Indebtedness, or to issue other Indebtedness or enter alternative financing arrangements, in exchange or replacement for such Indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such Indebtedness has been terminated and including, in each case, through any note purchase agreement, credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured First Lien Documents” means (a) the Existing NPA and each other Existing Notes Document, (b) the FP NPA and each other FP Notes Document and (c) each Additional First Lien Document.

“Secured NPA Documents” means (a) the Bridge Notes NPA and each other Bridge Notes Document, (b) the Existing NPA and each other Existing Notes Document, (c) the FP NPA and each other FP Notes Document and (d) each Additional First Lien Document.

“Secured NPA Security Documents” means the Bridge Notes Security Documents, the Existing Notes Security Documents, the FP Notes Security Documents and each other agreement entered into in favor of any Collateral Agent for the purpose of securing any Series of Secured Obligations.

“Secured Obligations” means, collectively, (a) the Bridge Notes Obligations, (b) the Existing Notes Obligations, (c) the FP Notes Obligations and (d) each Series of Additional First Lien Obligations.

“Secured Parties” means (a) the Bridge Notes Secured Parties, (b) the Existing Notes Secured Parties, (c) the FP Notes Secured Parties and (d) the Additional First Lien Secured Parties with respect to each Series of Additional First Lien Obligations.

“Senior Class Debt” shall have the meaning assigned to such term in Section 5.13.

“Senior Class Debt Parties” shall have the meaning assigned to such term in Section 5.13.

“Senior Class Debt Representative” shall have the meaning assigned to such term in Section 5.13.

“Senior Lien” means the Liens on the Collateral in favor of the First Lien Secured Parties under the First Lien Security Documents.

“Series” means:

(a) with respect to the Secured Parties, each of (i) the Bridge Notes Secured Parties (in their capacities as such), (ii) the Existing Notes Secured Parties (in their capacities as such), (iii) the FP Notes Secured Parties (in their capacities as such) and (iv) the Additional First Lien Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Collateral Agent (in its capacity as such for such Additional First Lien Secured Parties); and

(b) with respect to any Secured Obligations, each of (i) the Bridge Notes Obligations, (ii) the Existing Notes Obligations, (iii) the FP Notes Obligations and (iv) the Additional First Lien Obligations incurred pursuant to any Additional First Lien Debt Facility or any related Additional First Lien Documents, the holders of which, pursuant to any Joinder Agreement, are to be represented hereunder by a common Collateral Agent (in its capacity as such for such Additional First Lien Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Secured Obligations (or their respective Collateral Agents) hold, or purport to hold, or are required to hold pursuant to the Secured NPA Documents in respect of such Series, a valid security interest at such time. If more than two Series of Secured Obligations are outstanding at any time and the holders of less than all Series of Secured Obligations hold, or purport to hold, or are required to hold pursuant to the Secured NPA Documents in respect of such Series, a valid security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral solely for those Series of Secured Obligations that hold, or purport to hold, or are required to hold pursuant to the Secured NPA Documents in respect of such Series, a valid security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not hold, or purport to hold, or are required to hold pursuant to the Secured NPA Documents in respect of such Series, a valid security interest in such Collateral at such time.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

“Uniform Commercial Code” or “UCC” means the New York UCC, or the Uniform Commercial Code (or any similar or comparable legislation) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“Voluntary Prepayment” means any voluntary or optional payment or prepayment or voluntary or optional redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any of the First Lien Obligations, which does not result in the payment in full of all First Lien Obligations.

“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

“Waterfall Distribution Event” means any of the events and circumstances described in Section 2.01(a) requiring the application of the Proceeds to the payment of the Secured Obligations in accordance with Section 2.01(a).

SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or other modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (vi) the term “or” is not exclusive or (vii) any definition of or reference to any agreement “as in effect on the date hereof” (or as of any other date) shall remain applicable notwithstanding that such agreement is no longer in effect as of the relevant date of determination.

SECTION 1.03 Impairments. It is the intention of the First Lien Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the First Lien Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are equitably subordinated to any other obligations (other than another Series of First Lien Obligations) and/or are recharacterized as equity, (y) any of the First Lien Obligations of such Series do not have a valid and perfected security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) subject to Section 2.02(c), the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral for such Series (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any fee interest in real property subject to a mortgage that applies to all First Lien Obligations shall be deemed to be an Impairment of all Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations

(including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the First Lien Security Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01 Priority of Claims.

(a) Anything contained herein or in any of the Secured NPA Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Controlling Collateral Agent or any Secured Party is taking action to enforce rights or remedies in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Insolvency or Liquidation Proceeding of the Company or any other Grantor (including any adequate protection payments) or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement, but including the First Lien/Second Lien Intercreditor Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Collateral Agent or any Secured Party and proceeds of any such distribution or payment (all payments, distributions, and proceeds of any sale, collection or other liquidation of any Shared Collateral and all such payments and proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied (i) FIRST, to the payment in full in cash of all amounts owing to the Bridge Notes Collateral Agent (in its capacity as such) pursuant to the terms of any Bridge Notes Document; (ii) SECOND, to the payment in full in cash of the Bridge Notes Obligations secured by such Shared Collateral, with such Proceeds to be applied to the Bridge Notes Obligations in accordance with the terms of the applicable Bridge Notes Documents; (iii) THIRD, to the payment in full in cash of all amounts owing to each Collateral Agent (other than the Bridge Notes Collateral Agent, in each case, in its capacity as such) on a ratable basis pursuant to the terms of any Secured First Lien Document, (iv) FOURTH, subject to Section 1.03, to the payment in full in cash of the First Lien Obligations of each Series secured by such Shared Collateral on a ratable basis, with such Proceeds to be applied to the First Lien Obligations of a given Series in accordance with the terms of the applicable Secured First Lien Documents; provided that following the commencement of any Insolvency or Liquidation Proceeding of the Company or any other Grantor, solely as among the First Lien Secured Parties and solely for purposes of this clause FOURTH and not any Secured First Lien Documents, in the event that the value of the Shared Collateral is not sufficient for the entire amount of Post-Petition Interest on the First Lien Obligations secured by such Shared Collateral to be allowed under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding, the amount of First Lien Obligations of each Series of First Lien Obligations shall include only the maximum amount of Post-Petition Interest on the First Lien

Obligations secured by such Shared Collateral allowable under Section 506(a) and (b) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or other Bankruptcy Law in such Insolvency or Liquidation Proceeding; and (v) FIFTH, after the payment in full and Discharge of all Bridge Notes Obligations and the Discharge of all First Lien Obligations, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whomever may be lawfully entitled to the same, including pursuant to the First Lien/Second Lien Intercreditor Agreement, or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a First Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists. If, despite the provisions of this Section 2.01(a), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.01(a).

(b) Subject to Section 2.10, it is acknowledged that the Secured Obligations of any Series may, subject to the limitations set forth in the then extant Secured NPA Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, in whole or in part, in each case, without notice to, or the consent of any Secured Party of any other Series (subject to Section 2.08 hereof in the case of any Refinancing), all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Secured Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured NPA Documents or any defect or deficiencies in the Liens securing the Secured Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03, the Priority Waterfall, and the penultimate sentence of Section 2.01(a)), each Secured Party hereby agrees that (i) the Liens securing each Series of Secured Obligations on any Shared Collateral shall be of equal priority and (ii) the benefits and proceeds of the Shared Collateral shall be shared among the Secured Parties as provided herein.

SECTION 2.02 Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) With respect to any Shared Collateral, (i) only the Controlling Collateral Agent shall act or refrain from acting with respect to the Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), (ii) the Controlling Collateral Agent shall act only on the instructions of the Controlling Secured Parties in accordance with the Secured NPA Documents of such Series and shall follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) and (iii) no Non-Controlling Secured Party shall or shall instruct any Collateral Agent to, and no Non-Controlling Collateral Agent shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Secured NPA Security Document (other than the Secured NPA Security Documents applicable to the Controlling Collateral Agent), applicable law or otherwise, it being agreed that only the Controlling Collateral Agent (or any Person authorized by it), acting in accordance with the Secured NPA Documents applicable to it, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral; provided that, notwithstanding the foregoing, (i) in any Insolvency or Liquidation Proceeding, any Collateral Agent or any other Secured Party may file a proof of claim or statement of interest with respect to the Secured Obligations owed to the applicable Secured Parties; (ii) any Collateral Agent or any other Secured Party may take any action to preserve or protect (but not enforce) the validity and enforceability of the Liens granted in favor of the applicable Secured Parties, provided that no such action is, or could reasonably be expected to be, (A) adverse to the Liens granted in favor of the Controlling Secured Parties or the rights of the Controlling Collateral Agent or any other Controlling Secured Parties to exercise remedies in respect thereof or (B) otherwise inconsistent with the terms of this Agreement; and (iii) any Collateral Agent or any other Secured Party may file any responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims or Liens of such Secured Party, including any claims secured by the Shared Collateral, in each case, to the extent not inconsistent with the terms of this Agreement. Notwithstanding the equal priority of the Liens (subject to the Priority Waterfall) securing each Series of Secured Obligations granted on the Shared Collateral, the Controlling Collateral Agent may deal with the Shared Collateral as if such Controlling Collateral Agent had a senior and exclusive Lien on such Collateral. No Non-Controlling Collateral Agent or Non-Controlling Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Controlling Collateral Agent or Controlling Secured Parties or any other exercise by the Controlling Collateral Agent or Controlling Secured Parties of any rights and remedies relating to the Shared Collateral. The foregoing shall not be construed to limit the rights and priorities of any Secured Party or Collateral Agent with respect to any Collateral not constituting Shared Collateral.

(b) Each Collateral Agent agrees that it will not accept any Lien on any asset or property of any Grantor for the benefit of any Series of First Lien Obligations (other than funds deposited for the satisfaction, discharge or defeasance of any Secured First Lien Document of the applicable Series) for which it acts other than pursuant to the First Lien Security Documents and only so long as such asset or property secures all other Secured Obligations, and by executing this Agreement (or a Joinder Agreement), each Collateral Agent and the Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement. No Grantor shall grant or permit or suffer to exist any Lien on any asset or property to secure any Series of First Lien

Obligations unless it has granted a Lien on such asset or property to secure each other Series of Secured Obligations.

(c) Each of the Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties in all or any part of the Collateral, the allowability of any claims asserted with respect thereto or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Collateral Agent or any other Secured Party to enforce this Agreement or (ii) the rights of any Secured Party to contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Secured Obligations.

SECTION 2.03 No Interference; Payment Over.

(a) Each Secured Party agrees that (i) it will not challenge, or support any other Person in challenging, in any proceeding (including any Insolvency or Liquidation Proceeding) the validity or enforceability of any Secured Obligations of any Series or any Secured NPA Security Document or the allowability of any claims asserted with respect thereto, or the validity, attachment, perfection or priority of any Lien under any Secured NPA Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of any Secured Party from challenging or questioning the validity or enforceability of any Secured Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral by the Controlling Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to and shall not otherwise (A) direct the Controlling Collateral Agent or any other First Lien Secured Party to exercise, and shall not exercise any right, remedy or power with respect to any Collateral (including pursuant to any other intercreditor agreement) or (B) consent to, or object to, the exercise by, or any forbearance from exercising by, the Controlling Collateral Agent or any other Secured Party represented by it of any right, remedy or power with respect to any Collateral, (iv) it will not institute in any Insolvency or Liquidation Proceeding or other proceeding any claim against the Controlling Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Collateral, and none of the Controlling Collateral Agent or any other Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Collateral Agent or other Secured Party with respect to any Collateral in accordance with the provisions of this Agreement, (v) if not the Controlling Collateral Agent, it will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any other Secured Party to (i) enforce this Agreement or (ii) contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Secured Obligations.

(b) Each Secured Party hereby agrees that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Secured NPA Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time (i) prior to the Discharge of Priority Bridge Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the Bridge Notes Secured Parties that have a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Bridge Notes Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof; provided, that the foregoing shall not apply to any Shared Collateral purchased by any Secured Party for cash pursuant to any exercise of remedies permitted hereunder and (ii) prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other First Lien Secured Parties that have a security interest in such Shared Collateral and promptly transfer such Shared Collateral, Proceeds or payment, as the case may be, to the Controlling Collateral Agent, to be distributed in accordance with the provisions of Section 2.01 hereof; provided, that the foregoing shall not apply to any Shared Collateral purchased by any First Lien Secured Party for cash pursuant to any exercise of remedies permitted hereunder.

SECTION 2.04 Automatic Release of Liens; Amendments to Secured NPA Security Documents.

(a) If, at any time the Controlling Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each other Collateral Agent for the benefit of each respective Series of Secured Parties upon such Shared Collateral will automatically be released and discharged upon final conclusion of such disposition as and when, but only to the extent, such Liens of the Controlling Collateral Agent on such Shared Collateral are released and discharged; provided that (i) the Liens in favor of each Collateral Agent for the benefit of each related Series of Secured Parties attach to any such Proceeds of such sale or disposition with the same priority vis-à-vis all the other Secured Parties as existed prior to the commencement of such sale or other disposition, and any such Liens shall remain subject to the terms of this Agreement until application thereof pursuant to Section 2.01 and (ii) any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof. If in connection with any such foreclosure or other exercise of remedies by the Controlling Collateral Agent or related representative of such Series of Secured Obligations releases any guarantor from its obligation under a guarantee of the Series of Secured Obligations for which it serves as agent prior to a Discharge of such Series of Secured Obligations, such guarantor also shall be released from its guarantee of all other Secured Obligations.

(b) Each Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Controlling Collateral Agent to evidence and confirm any release of Shared Collateral or guarantee provided for in this Section (without representation or warranty of any kind by, or recourse to, such Collateral Agent). Additionally, each Non-Controlling Collateral Agent, for itself and on behalf of the applicable Secured Parties of the Series for whom it is acting, hereby irrevocably appoints the Controlling Collateral Agent and any officer or agent of the Controlling

Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Collateral Agent or Secured Party, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to evidence and confirm any release of Shared Collateral provided for in this Section 2.04.

(c) Each of the Secured Parties irrevocably authorizes the Controlling Collateral Agent, at its option and in its discretion, (i) to deliver, at the request and expense of the relevant Grantor, documentation evidencing the release of any Lien on any property granted to or held by any Collateral Agent under any Secured NPA Security Document upon receipt of a certificate of an authorized officer of the Company stating that the release of such Lien is permitted by the terms of each then extant Secured NPA Document and (ii) to deliver documentation evidencing the release of any Grantor from its obligations under the Secured NPA Security Documents upon receipt of a certificate of an authorized officer of the Company stating that such release is permitted by the terms of each then extant Secured NPA Document.

SECTION 2.05. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement and continuance of any Insolvency or Liquidation Proceeding including any case under the Bankruptcy Code or any other Bankruptcy Law or similar law by or against the Company or any of its Subsidiaries (including, for the avoidance of doubt, an Insolvency or Liquidation Proceeding filed by any direct or indirect parent of the Company or any Subsidiary thereof that is not a Grantor). The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor. The parties hereto acknowledge that the provisions of this Agreement are intended to be enforceable as contemplated by Section 510(a) of the Bankruptcy Code or any equivalent provision of any other Debtor Relief Law (and otherwise). All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

(b) If the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code or any other applicable Bankruptcy Law (including, for the avoidance of doubt, an Insolvency or Liquidation Proceeding filed by any direct or indirect parent of the Company) and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law and/or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Secured Party (other than any Controlling Secured Party or the Collateral Agent of any Controlling Secured Party) agrees that it will not raise any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral unless the Controlling Collateral Agent, shall then oppose or object to such DIP Financing, such DIP Financing Liens and/or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared

Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Secured Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-a-vis all the other Secured Parties (other than any Liens of the Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of each Series are granted Liens on any additional or replacement collateral pledged to any Secured Parties as adequate protection or otherwise in connection with such DIP Financing and/or use of cash collateral (other than any Liens of the Secured Parties constituting DIP Financing Liens), with the same priority vis-a-vis the Secured Parties as set forth in this Agreement (other than any Liens of any Secured Parties constituting DIP Financing Liens), (C) if any amount of such DIP Financing and/or cash collateral is applied to repay any of the Secured Obligations, such amount is applied pursuant to Section 2.01 of this Agreement, and (D) if any Secured Parties are granted adequate protection with respect to Secured Obligations subject hereto, including in the form of periodic payments, in connection with such DIP Financing and/or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01 of this Agreement; provided that the Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Secured Parties of such Series or its Collateral Agent that shall not constitute Shared Collateral; and provided, further, that the Secured Parties receiving adequate protection shall not object to any other Secured Party receiving adequate protection comparable to any adequate protection granted to such Secured Parties in connection with a DIP Financing and/or use of cash collateral.

(c) Notwithstanding anything to the contrary in Section 2.05(b) or otherwise, in the event any Controlling Secured Party determines to provide DIP Financing, such Controlling Secured Party shall offer each other Secured Party an opportunity to participate in such DIP Financing on at least a pro rata basis in accordance with the same proportion of the Secured Obligations then held by such other Secured Party to the aggregate principal amount of all Secured Obligations then outstanding.

(d) To the extent the Controlling Secured Parties advise the Non-Controlling Secured Parties that they have determined not to provide DIP Financing, one or more of the Non- Controlling Secured Parties may provide DIP Financing; provided that such Non-Controlling Secured Parties shall offer each other Secured Party an opportunity to participate in such DIP Financing on at least a pro rata basis in accordance with the same proportion of the Secured Obligations then held by such other Secured Party to the aggregate principal amount of all Secured Obligations then outstanding.

(e) If any Secured Party is granted adequate protection (A) in the form of Liens on any additional collateral, then each other Secured Party shall be entitled to seek, and each Secured Party will consent and not object to, adequate protection in the form of Liens on such additional collateral with the same priority vis-à-vis the Secured Parties as set forth in this Agreement (including the Priority Waterfall), (B) in the form of a superpriority or other administrative claim, then each other Secured Party shall be entitled to seek, and each Secured Party will consent and not object to, adequate protection in the form of a superpriority or administrative claim with the same priority vis-à-vis the Secured Parties as set forth in this Agreement (including the Priority Waterfall) or (C) in the form of periodic or other cash payments, then the proceeds of such adequate protection must be applied to all Secured Obligations pursuant to Section 2.01.

(f) Each Non-Controlling Secured Party agrees that it will not (i) seek relief from the automatic stay set forth in section 362 of the Bankruptcy Code or any other stay in an Insolvency or Liquidation Proceeding, without the prior written consent of the Controlling Collateral Agent or (ii) object to any motion by any Controlling Secured Party or the Controlling Collateral Agent seeking relief from the automatic stay set forth in section 362 of the Bankruptcy Code or any other stay in an Insolvency or Liquidation Proceeding.

(g) Each Secured Party agrees that it not shall directly or indirectly propose or support any debt restructuring, restructuring, chapter 11 plan or agreement that contravenes this Agreement, and nothing contained in this Agreement shall restrict or limit any Secured Party’s rights to object to or otherwise challenge any debt restructuring, restructuring, chapter 11 plan or agreement that contravenes this Agreement. Each Non-Controlling Secured Party shall vote in favor of any debt restructuring, restructuring, chapter 11 plan or agreement supported by the Controlling Collateral Agent that is not in contravention of this Agreement and shall be prohibited from voting in favor of any debt restructuring, restructuring, chapter 11 plan or agreement that is not supported by the Controlling Collateral Agent.

(h) Each Secured Party agrees that, in an Insolvency or Liquidation Proceeding or otherwise, none of them will oppose any sale or disposition of any Shared Collateral of any Grantor that is supported or not objected to by the Controlling Collateral Agent, and will be deemed to have consented under Section 363 of the Bankruptcy Code or any equivalent provision of any other applicable Bankruptcy Law (and otherwise) to any such sale or disposition and to have released its Liens on the assets so sold or disposed; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

SECTION 2.06. Reinstatement. In the event that any of the Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement or avoidance of a preference or fraudulent transfer under the Bankruptcy Code, any Bankruptcy Law, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid (a “Recovery”), the applicable Secured Parties shall be entitled to a reinstatement of their Secured Obligations with respect to such recovered amounts on the date of such Recovery, and the terms and conditions of this Agreement shall be fully applicable thereto until all such Secured Obligations shall again have been paid in full in cash. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 2.06 shall survive termination of this Agreement.

SECTION 2.07. Insurance. As among the Secured Parties, the Controlling Collateral Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation, expropriation or similar proceeding affecting the Shared Collateral. To the extent any Collateral Agent or any other Secured Party receives proceeds of such adjustment, settlement or award and such proceeds are not permitted or required to be returned to the Company or any other Grantor under the applicable Secured NPA Documents, such proceeds shall be turned over to the Controlling Collateral Agent for application as provided in Section 2.01 hereof.

SECTION 2.08. Refinancings. The Secured Obligations of any Series may, subject to the limitations set forth in the then extant Secured NPA Documents, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured NPA Document) of any Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Controlling Collateral Agent shall be entitled to hold any Possessory Collateral constituting Shared Collateral. Each Collateral Agent shall (at the sole cost and expense of the Grantors) deliver or cause to be delivered to the Controlling Collateral Agent, to the extent that it is legally permitted to do so, all Possessory Collateral held or controlled by such Collateral Agent or any of its agents or bailees, including the transfer of possession and control, as applicable, of the Possessory Collateral, together with any necessary endorsements.

(b) Notwithstanding the foregoing, each Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral that is part of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) on behalf of and as gratuitous bailee for the benefit of each other Secured Party (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Secured NPA Security Documents, in each case, subject to the terms and conditions of this Section 2.09. Solely with respect to any Deposit Accounts and Securities Accounts constituting Shared Collateral under the control (within the meaning of Section 9-104 and 9-106 of the UCC) of any Collateral Agent, each such Collateral Agent agrees to also hold control over such Deposit Accounts and Securities Accounts, as gratuitous agent for each other Secured Party and any assignee solely for the purpose of perfecting the security interest in such Deposit Accounts and Securities Accounts, in each case, subject to the terms and conditions of this Section 2.09. Each Collateral Agent agrees that if it shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral, such Collateral Agent agrees to take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as subagent or gratuitous bailee for each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted under the relevant Secured NPA Security Document and subject to the terms and conditions of this Section 2.09.

(c) No Collateral Agent shall have any obligation whatsoever to any Secured Party to ensure that the Possessory Collateral is genuine or owned by the Company or any other Grantor or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.09. The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Possessory Collateral constituting Shared Collateral or any other Shared Collateral in its possession or control as gratuitous bailee or gratuitous agent in accordance with this Section 2.09 for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties thereon and delivering the Possessory Collateral constituting Shared Collateral as provided in this Section 2.09.

(d) None of the Collateral Agents or any of the Secured Parties shall have by reason of the Secured NPA Documents, this Agreement or any other document a fiduciary relationship in respect of the other Collateral Agents or any other Secured Party, and each Collateral Agent and each Secured Party hereby waives and releases the other Collateral Agents and Secured Parties from all claims and liabilities arising pursuant to any Collateral Agent’s role under this Section 2.09 as gratuitous bailee or gratuitous agent.

(e) At any time the Controlling Collateral Agent is no longer the Controlling Collateral Agent, such outgoing Controlling Collateral Agent shall (at the sole cost and expense of the Grantors), promptly deliver all remaining Possessory Collateral constituting Shared Collateral to the then Controlling Collateral Agent together with any necessary endorsements reasonably requested by the then Controlling Collateral Agent (or make such other arrangements as shall be reasonably requested by the then Controlling Collateral Agent to allow the then Controlling Collateral Agent to obtain possession or control of such Possessory Collateral) and assign to the then Controlling Collateral Agent its rights under any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Shared Collateral. The outgoing Controlling Collateral Agent further agrees to take all other action reasonably requested by the then Controlling Collateral Agent at the expense of the Company in connection with the then Controlling Collateral Agent obtaining a first-priority security interest in the Shared Collateral. The Company and the other Grantors shall take such further action as is required or requested by the then Controlling Collateral Agent to effectuate the transfer contemplated in this Section 2.09(e).

SECTION 2.10. Amendments to First Lien Security Documents.

(a) Without the prior written consent of each other Collateral Agent, each Collateral Agent agrees that no Secured NPA Security Document may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time or entered into to the extent such amendment, supplement, Refinancing or modification, or the terms of any new Secured NPA Security Document, would be prohibited by, or would require the Company or any other Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) In determining whether an amendment to any Secured NPA Security Document is permitted by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company stating that such amendment is permitted by this Section 2.10.

SECTION 2.11 Similar Liens and Agreements. The parties hereto agree that it is their intention that the Collateral be identical for all Secured Parties. In furtherance of, but subject to, the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:

(a) upon request by any Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the respective Secured NPA Documents; and

(b) that the documents and agreements creating or evidencing the Liens on Shared Collateral securing the Secured Obligations, subject to Section 5.02, be in all material respects the same forms of documents as one another, except that the documents and agreements creating or evidencing the Liens securing (i) the Existing Notes Obligations may contain additional provisions as may be necessary or appropriate to establish the intercreditor arrangements among the various Existing Notes Secured Parties and (ii) the Bridge Notes Obligations may contain additional provisions as may be necessary or appropriate to establish the superpriority interest of the Bridge Notes Obligations.

SECTION 2.12 Excluded Payments. The provisions of this Section 2.12 shall apply solely following the Discharge of Priority Bridge Obligations. Notwithstanding anything to the contrary in this Article II (but subject to the Discharge of Priority Bridge Obligations and the proviso set forth below to this Section 2.12), the provisions of this Article II shall not apply to regularly scheduled principal and interest payments on the First Lien Obligations, mandatory prepayments, fees, indemnity payments and expense reimbursement obligations, in each case, payable pursuant to the terms of the Existing Notes Documents, the FP Notes Documents or the Additional First Lien Documents, as applicable, and voluntary prepayments, redemptions, offers for redemption or other acquisitions for value of First Lien Obligations and, in each case of this Section 2.12, are not pursuant to the application of Proceeds contemplated by this Article II, so long as such enforcement or receipt is not the direct or indirect result of the exercise by any First Lien Secured Party of any exercise of rights or remedies or any action or distribution in contravention of this Agreement of any Lien in Shared Collateral; provided, however, that, in the event of either a Mandatory Prepayment or Voluntary Prepayment in accordance with the provisions of any Secured First Lien Document, the proceeds of such Mandatory Prepayment or Voluntary Prepayment, to the extent not resulting from a Waterfall Distribution Event or constituting Declined Proceeds (as defined in the FP NPA), shall be applied on a pro rata basis (as determined on the date of any such Mandatory Prepayment or Voluntary Prepayment by reference to (1) with respect to the Existing Notes Secured Parties, the outstanding principal amount owing under the Existing Notes Documents and (2) with respect to the FP Notes Secured Parties, the sum of (A) the outstanding principal amount owing under the FP Notes Documents and (B) the amount of any Call Premium, if any, that may be payable to the FP Notes Secured Parties in connection with such Mandatory Prepayment or Voluntary Prepayment pursuant to Section 2.07(d) of the FP NPA), to the payment in cash of (x) with respect to the Existing Notes Secured Parties, the outstanding principal amount owing to the Existing Notes Secured Parties under the Existing Notes Documents and all accrued but unpaid interest on such principal amount repaid and (y) with respect to the FP Notes Secured Parties, the outstanding principal amount owing to the FP Notes Secured Parties under the FP Notes Documents, all accrued but unpaid interest on such principal amount repaid and any Call Premium, if any, payable on such principal amount repaid. If, following the Discharge of Priority Bridge Obligations and despite the provisions of this Section 2.12(a), any First Lien Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.12(a), such First Lien Secured Party shall hold such payment or recovery in trust for the benefit of all First Lien Secured Parties for distribution in accordance with this Section 2.12(a).

ARTICLE III

Existence and Amounts of Liens and Obligations

SECTION 3.01. Determinations with Respect to Amounts of Liens and Obligations. Whenever any Collateral Agent shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Secured Obligations of any Series, or the Shared Collateral subject to any Lien securing the Secured Obligations of any Series, it may request that such information be furnished to it in writing by each other Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if any Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any information received by it or any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such reliance or such determination.

ARTICLE IV

The Controlling Collateral Agent

SECTION 4.01. Authority and Power-of-Attorney.

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Controlling Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Controlling Collateral Agent, except that each Controlling Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01 hereof.

(b) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Controlling Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Secured NPA Security Documents, as applicable, pursuant to which the Controlling Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the Secured Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Controlling Collateral Agent or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Secured Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Except with respect to any actions expressly prohibited or required to be taken by this Agreement, each of the Secured Parties waives any claim it may now or hereafter have against the Controlling Collateral Agent or the Collateral Agent for any other Series of Secured Obligations or any other Secured Party of any other Series arising out of (i) any actions that do not violate this Agreement which any Collateral Agent or any Secured Party takes or omits to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Secured Obligations from any account debtor, guarantor or any other party) in accordance with the Secured NPA Security Documents or any other agreement related thereto or to the collection of the Secured Obligations or the valuation, use, protection or release of any security for the Secured Obligations, (ii) any election by any Collateral Agent or any holders of Secured Obligations in any Insolvency or Liquidation Proceeding of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, any Grantor or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, (i) the Controlling Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any Secured Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Collateral Agent representing holders of Secured Obligations for whom such Collateral constitutes Shared Collateral and (ii) no Collateral Agent (other than the Bridge Notes Collateral Agent) shall “credit bid” for or purchase (other than for cash) Shared Collateral at any public, private or judicial foreclosure upon such Shared Collateral, without the consent of each Collateral Agent representing holders of Secured Obligations for whom such Collateral constitutes Shared Collateral.

(c) Each Non-Controlling Collateral Agent, for itself and on behalf of each other Secured Party of the Series for whom it is acting, hereby irrevocably appoints and authorizes the Controlling Collateral Agent and any officer or agent of the Controlling Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Collateral Agent or Secured Party, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Secured NPA Security Document with respect to Shared Collateral and the execution of releases in connection therewith.

SECTION 4.02. Rights as a Secured Party.

(a) The Person serving as the Controlling Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party under any Series of Secured Obligations that it holds as any other Secured Party of such Series and may exercise the same as though it were not the Controlling Collateral Agent and the term “Secured Party” or “Secured Parties” or (as applicable) “Bridge Notes Secured Party”, “Bridge Notes Secured Parties”, “Existing Notes Secured Party”, “Existing Notes Secured Parties,” “FP Notes Secured Party,” “FP Notes Secured Parties,” “Additional First Lien Secured Party” or “Additional First Lien Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Controlling Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Grantors or any Subsidiary or other Affiliate thereof as if such Person were not the Controlling Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.

SECTION 4.03. Exculpatory Provisions. The Controlling Collateral Agent shall not have any duties or obligations under this Agreement except those expressly set forth herein and in the other Secured NPA Security Documents to which it is a party. Without limiting the generality of the foregoing or any other rights, protections, privileges, indemnities and immunities in favor of the Controlling Collateral Agent under the applicable Secured NPA Documents, the Controlling Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that it is required to exercise pursuant to and subject to the terms and conditions of the applicable Secured NPA Documents to which the Controlling Collateral Agent is a party;

(iii) shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Controlling Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction or (2) in reliance on a certificate of an authorized officer of the Company stating that such action is permitted by the terms of this Agreement. The Controlling Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default under any Series of Secured Obligations unless and until written notice clearly identified as a “notice of default” describing such Default or Event of Default and referencing the applicable Secured NPA Document is received by the Controlling Collateral Agent. The Controlling Collateral Agent shall not be permitted to rely on a certificate of an authorized officer of the Company regarding the absence of any Default or Event of Default under any Secured NPA Document if such Controlling Collateral Agent shall have previously received written notice of a Default or an Event of

Default clearly identified as a “notice of default” describing such Default or Event of Default and referencing the applicable Secured NPA Document from any Collateral Agent of any Series of Secured Obligations;

(v) shall not be responsible for or liable for or have any duty to ascertain or inquire into or monitor (1) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Secured NPA Security Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (4) the execution, validity, enforceability, effectiveness, genuineness, or sufficiency of this Agreement, any other Secured NPA Document or any other agreement, instrument or document, or the creation, preservation, perfection, maintenance or continuation of perfection, or priority of any Lien purported to be created by the Secured NPA Security Documents, (5) the existence, value or the sufficiency of any Collateral for any Series of Secured Obligations, or (6) the satisfaction of any condition set forth in any Secured NPA Document or elsewhere, other than to confirm receipt of items expressly required to be delivered to the Controlling Collateral Agent under this Agreement; and

(vi) need not segregate money held hereunder from other funds except to the extent required by law. The Controlling Collateral Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing by the Controlling Collateral Agent.

SECTION 4.04. Reliance by Controlling Collateral Agent. The Controlling Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine in good faith and to have been signed, sent or otherwise authenticated by the proper Person. The Controlling Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Controlling Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. The Controlling Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Secured NPA Security Document by or through any one or more sub-agents appointed by the Controlling Collateral Agent. The Controlling Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Controlling Collateral Agent and any such sub-agent.

SECTION 4.06. Non Reliance on Controlling Collateral Agent and Other First Lien Secured Parties. Each Secured Party acknowledges that it has, independently and without reliance upon the Controlling Collateral Agent or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured NPA Documents. Each Secured Party also acknowledges that it will, independently and without reliance upon the Controlling Collateral Agent or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured NPA Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 4.07. Notice. Promptly after the commencement of any exercise of remedies or other remedial action by the Controlling Collateral Agent against any Grantor or Collateral, the Controlling Collateral Agent shall provide written notice describing such action or actions to the Non-Controlling Collateral Agent, for distribution by the Non-Controlling Collateral Agent to each other Non-Controlling Secured Party. Failure by the applicable Collateral Agent to deliver any of the foregoing notices does not create a cause of action against such Collateral Agent and shall not affect the Controlling Collateral Agent’s right to exercise such remedies or other remedial action.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications provided for herein (including, but not limited to, all the directions and instructions to be provided to the Controlling Collateral Agent herein by the Secured Parties) shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, e-mail or other electronic transmission, as follows:

(a) if to the Company or any Grantor, to the Company, at its address at:

TERRAN ORBITAL CORPORATION

6800 Broken Sound Parkway, Suite 200

Boca Raton, FL 33487

Attention: Marc Bell, Chief Executive Officer

Email: marc.bell@terranorbital.com and

terranorbitallegal@terranorbital.com

with a copy to (which will not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, New York 10036-6745

Attn: Meng Ru, Jonathan Pavlich and Stuart Leblang

Email: mru@akingump.com, jpavlich@akingump.com and

sleblang@akingump.com

(b) if to the Existing Notes Collateral Agent, to it at:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

60 Livingston Avenue

EP-MN-WS3C

Saint Paul, MN 55107

Attention: Brandon J. Bonfig

Email: Brandon.bonfig@usbank.com

with copies to (which will not constitute notice):

McGuireWoods LLP

500 E. Pratt Street, Suite 1000

Baltimore, Maryland 21202

Attention: Jennifer Stearman

Email: JStearman@mcguirewoods.com

and

LOCKHEED MARTIN CORPORATION

6801 Rockledge Drive

Bethesda, MD 20817

Attention: Maryanne R. Lavan, Senior Vice President,

General Counsel and Corporate Secretary

Facsimile Number: (301) 897-6013

Email: maryanne.lavan@lmco.com

LOCKHEED MARTIN CORPORATION

6801 Rockledge Drive, MP 205

Bethesda, MD 20817

Attention: Michael Elliott, Associate General Counsel

Facsimile Number: (301) 897-6587

Email: michael.a.elliott@lmco.com

and

Hogan Lovells US LLP

555 Thirteenth Street, NW

Washington, DC 20004

Attention: Edward Purdon

Facsimile Number: (202) 637-5910

Email: edward.purdon@hoganlovells.com

and

BPC LENDING II, LLC

c/o Beach Point Capital Management LP

1620 26th Street

Suite 6000N

Santa Monica, CA 90404

Attention: Larry Goldman and Jordan Sauer

Email: lgoldman@beachpointcapital.com; jsauer@beachpointcapital.com

and

Winston & Strawn LLP

333 South Grand Avenue

38th Floor

Los Angeles, CA 90071-1543

Attention: D. Stephen Antion

Facsimile Number: (213) 615-1750

Electronic Mail: SAntion@winston.com

(c) if to the FP Notes Collateral Agent, to it at:

Wilmington Savings Fund Society, FSB

500 Delaware Avenue

11th floor

Wilmington, DE 19801

Attn: GCM

with copies to (which will not constitute notice):

1114 Avenue of the Americas, 15th Floor

New York, NY 10036

Attention: Lee Rubenstein and Jordan Smith

Email: lee.rubenstein@franciscopartners.com

jordan.smith@franciscopartners.com

Porter Hedges LLP

1000 Main St, 36th Floor

Houston, TX 77002

Attention: Brian G. Rose

E-mail: BRose@porterhedges.com

(d) if to the Bridge Notes Collateral Agent, to it at:

Wilmington Savings Fund Society, FSB

500 Delaware Avenue

11th floor

Wilmington, DE 19801

Attn: GCM

with copies to (which will not constitute notice):

Porter Hedges LLP

1000 Main St, 36th Floor

Houston, TX 77002

Attention: Joyce Soliman

E-mail: JSoliman@porterhedges.com

(e) if to any other Collateral Agent, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address, fax number or email address for notices and other communications hereunder by written notice to the other parties hereto. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and, may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed); provided, that if a telecopy or e-mail is received after 5:00 PM (prevailing Eastern time), it shall be deemed to be received on the next business day. For the purposes hereof, the addresses of the parties hereto shall be as set forth above or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. As agreed to in writing among the Controlling Collateral Agent and each other Collateral Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a designated representative of the applicable Collateral Agent provided from time to time by such Collateral Agent.

SECTION 5.02. Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to Section 5.02(c) or (d)) except pursuant to an agreement or agreements in writing entered into by each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of the Company or any other Grantor, with the consent of the Company).

(c) Notwithstanding the foregoing, without the consent of any Secured Party, any Additional Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 of this Agreement and upon such execution and delivery, such Additional Agent and the Additional First Lien Secured Parties and Additional First Lien Obligations of the Series for which such Additional Agent is acting shall be subject to the terms hereof.

(d) Notwithstanding the foregoing, without the consent of any other Collateral Agent or Secured Party, the Collateral Agents, at the Company’s request and expense, may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations in compliance with the Existing NPA, the FP NPA and any Additional First Lien Documents; provided, however, that the Collateral Agents may condition its execution and delivery of any such amendment or modification on a receipt of a certificate from an authorized officer of the Company to the effect that such incurrence or Refinancing is permitted by the then-existing Secured First Lien Documents.

SECTION 5.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this letter agreement and/or any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 5.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 5.07. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Authorized Representative represents and warrants that the Existing NPA provides that this Agreement is binding upon the Existing Notes Secured Parties. The FP Notes Collateral Agent represents and warrants that the FP NPA provides that this Agreement is binding upon the FP Notes Secured Parties. The Bridge Notes Collateral Agent represents and warrants that the Bridge Notes NPA provides that this Agreement is binding upon the Bridge Notes Secured Parties.

SECTION 5.08. Submission to Jurisdiction Waivers; Consent to Service of Process. Each Collateral Agent, on behalf of itself and the Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Collateral Agent) at the address referred to in Section 5.01;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any Secured Party) to effect service of process in any other manner permitted by law or shall limit the right of any party hereto (or any Secured Party) to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages (provided that nothing contained in this Section 5.08 shall limit the indemnification and reimbursement rights of the Secured Parties against the Grantors to the extent such special, exemplary, punitive or consequential damages are required to be paid by the Grantors to any Secured Parties pursuant to the terms of any applicable Secured NPA Documents).

SECTION 5.09. GOVERNING LAW; WAIVER OF JURY TRIAL.

(A) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 5.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Bridge Notes Documents, the Existing Notes Documents (including, for avoidance of doubt, the Existing Notes Intercreditor Agreement), the FP Notes Documents or the Additional First Lien Documents, the provisions of this Agreement shall control. As among the parties hereto, in the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the First Lien/Second Lien Intercreditor Agreement, the provisions of this Agreement shall control. Notwithstanding the foregoing, the relative rights and obligations solely among the Existing Notes Collateral Agent and the Existing Notes Secured Parties with respect to any Collateral shall be governed by the terms of the Existing Notes Intercreditor Agreement.

SECTION 5.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Secured Parties in relation to one another. None of the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.04, 2.05 or 2.09) is intended to or will amend, waive or otherwise modify the provisions of the Bridge Notes Documents, the Existing Notes Documents, the FP Notes Documents or any Additional First Lien Documents), and none of the Company or any other Grantor may rely on the terms hereof (other than Section 2.04, 2.05 or 2.09). Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Secured Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13. Additional First Lien Obligations. To the extent, but only to the extent permitted by the provisions of each of the then-extant Secured NPA Documents, the Company or any Grantor may incur Additional First Lien Obligations. Any such additional class or series of Additional First Lien Obligations (the “Senior Class Debt”) may be secured by a Lien and may be guaranteed by the Grantors on a pari passu basis (subject to the Priority Waterfall), in each case under and pursuant to the Secured NPA Documents, if and subject to the condition that the Collateral Agent of any such Senior Class Debt (each, a “Senior Class Debt Representative”), acting on behalf of the holders of such Senior Class Debt (such Collateral Agent and holders in respect of any Senior Class Debt being referred to as the “Senior Class Debt Parties”), becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for a Senior Class Debt Representative to become a party to this Agreement,

(i) such Senior Class Debt Representative shall have executed and delivered to each Collateral Agent an instrument substantially in the form of Annex II (with such changes as may be reasonably approved by each such Collateral Agent and such Senior Class Debt Representative) pursuant to which such Senior Class Debt Representative becomes a Collateral Agent and Additional Agent hereunder, and the Senior Class Debt in respect of which such Senior Class Debt Representative is the Collateral Agent and the related Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have delivered to each Collateral Agent true and complete copies of each of the Additional First Lien Documents relating to such Senior Class Debt, certified as being true and correct by a Responsible Officer of the Company;

(iii) the Company shall have delivered to each Collateral Agent a certificate of a Responsible Officer of the Company stating that such Additional First Lien Obligations and the Liens securing such Additional First Lien Obligations (including the priority thereof) are permitted by each applicable Secured NPA Document then in effect to be incurred, or to the extent a consent is otherwise required to permit the incurrence of such Additional First Lien Obligations and the Liens securing such Additional First Lien Obligations under any Secured NPA Document, each Grantor has obtained the requisite consent; and

(iv) the Additional First Lien Documents, as applicable, relating to such Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Senior Class Debt Party with respect to such Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Senior Class Debt.

SECTION 5.14 Integration. This Agreement together with the other Secured NPA Documents represents the entire agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured NPA Documents.

SECTION 5.15 Information Concerning Financial Condition of the Company and the other Grantors. The Controlling Collateral Agent, the other Collateral Agents and the Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the other Grantors and all endorsers or guarantors of the Secured Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Secured Obligations. The Controlling Collateral Agent, the other Collateral Agents and the Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Controlling Collateral Agent, any other Collateral Agent or any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it shall be under no obligation to (i) make, and Controlling Collateral Agent, the other Collateral Agents and the Secured Parties shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) provide any additional information or to provide any such information on any subsequent occasion, (iii) undertake any investigation or (iv) disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

SECTION 5.16. Additional Grantors. The Company agrees that, if any Subsidiary of the Company or successor thereto shall become a Grantor after the date hereof, it will promptly cause such Subsidiary or successor thereto to become party hereto by executing and delivering an instrument substantially in the form of Annex III hereto. Upon such execution and delivery, such Subsidiary or successor thereto will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Grantor at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if same constituted a Grantor hereunder and had complied with the requirements of the immediately preceding sentence. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the Controlling Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 5.17. Further Assurances. Each Collateral Agent, on behalf of itself and each Secured Party under the applicable Bridge Notes NPA, Existing NPA, FP NPA or Additional First Lien Debt Facility, agrees that it will (at the sole cost and expense of the Company) take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the other parties hereto may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

SECTION 5.18. Existing Collateral Agents. It is understood and agreed that (a) the Existing Notes Collateral Agent is entering into this Agreement in its capacity as Collateral Agent under and as defined in the Existing Notes Documents and the provisions of Article IV of the Existing Notes Intercreditor Agreement applicable to it as Collateral Agent thereunder and the provisions of the Existing Notes Documents granting or extending any rights, protections, privileges, indemnities and immunities to the Collateral Agent thereunder shall also apply to the Existing Notes Collateral Agent as Collateral Agent hereunder, (b) the FP Notes Collateral Agent is entering in this Agreement in its capacity as Collateral Agent under and as defined in the FP Notes Documents and the provisions of the FP Notes Documents granting or extending any rights, protections, privileges, indemnities and immunities to the Collateral Agent thereunder shall also apply to the FP Notes Collateral Agent hereunder, and (c) the Bridge Notes Collateral Agent is entering in this Agreement in its capacity as collateral agent under the Bridge Notes Documents and the provisions of the Bridge Notes Documents granting or extending any rights, protections, privileges, indemnities and immunities to the Collateral Agent thereunder shall also apply to the Bridge Notes Collateral Agent hereunder. None of the Existing Notes Collateral Agent, the FP Notes Collateral Agent or the Bridge Notes Collateral Agent shall be personally liable hereunder in its individual capacity except for its own gross negligence or willful misconduct in the performance of its duties and obligations as expressly set forth herein, as determined in a final, non-appealable judgment of a court of competent jurisdiction, and with respect to any discretionary rights or powers granted herein, each of the Existing Notes Collateral Agent, the FP Notes Collateral Agent and the Bridge Notes Collateral Agent shall have the right to request written instructions or confirmation from such number or percentage of the applicable Secured Parties represented by it as the Existing Notes Collateral Agent, the FP Notes Collateral Agent, or the Bridge Notes Collateral Agent, as the case may be, shall deem appropriate. None of the Existing Notes Collateral Agent, the FP Notes Collateral Agent nor the Bridge Notes Collateral Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. The obligation of either the Existing Notes Collateral Agent or the FP Notes Collateral Agent to segregate, hold in trust, and/or transfer or pay over any amounts (a “Turnover Amount”) in accordance with Sections 2.01 and 2.03 or any other provisions of this Agreement shall be subject to the Existing Notes Collateral Agent or the FP Notes Collateral Agent, as the case may be, having actual knowledge of the Turnover Amount being in contravention of this Agreement and not having paid out the Turnover Amount in accordance with the applicable Secured First Lien Document, prior to acquiring such knowledge; provided that this Section 5.18 shall not affect the obligation of the Secured Parties to comply with this Agreement or to turn over any Turnover Amount received by them in contravention of this Agreement.

For the avoidance of doubt, the parties hereto acknowledge that in no event shall the Existing Notes Collateral Agent, the FP Notes Collateral Agent or the Bridge Notes Collateral Agent be responsible or liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action.

The Bridge Notes Collateral Agent shall not at any time be deemed or imputed to have any knowledge of or receipt of any notices, information, correspondence or materials in the possession of or given to FP Notes Collateral Agent, in its capacity as FP Notes Collateral Agent under the FP NPA. The FP Notes Collateral Agent shall not at any time be deemed or imputed to have any knowledge of or receipt of any notices, information correspondence or materials in the possession of or given to Bridge Notes Collateral Agent, in its capacity as Bridge Notes Collateral Agent under the Bridge Notes NPA.

SECTION 5.19. Relation to Existing ICA. It is the intention of each of the parties to the Existing ICA that the Existing ICA be amended and restated in full on the date hereof by this Agreement, and that this Agreement constitutes an amendment of the Existing ICA made under and in accordance with the Existing ICA. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the ICA or of the security interest and liens granted by the Grantors pursuant to the applicable “First Lien Security Documents” (as defined in the Existing ICA), which shall, in each case remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Existing Notes Collateral Agent By: /s/ Brandon Bonfig Name: Brandon Bonfig Title: Vice President

LOCKHEED MARTIN CORPORATION, as Authorized Representative By: /s/ Scott M. Weiner Name: Scott M. Weiner Title: Vice President, Corporate Development

[Signature Page to First Lien Intercreditor Agreement]

WILMINGTON SAVINGS FUND SOCIETY, FSB, as FP Notes Collateral Agent By: /s/ Raye Goldsborough Name: Raye Goldsborough Title: Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Bridge Notes Collateral Agent By: /s/ Raye Goldsborough Name: Raye Goldsborough Title: Vice President

[Signature Page to First Lien Intercreditor Agreement]

ANNEX I

Grantors

1.
TERRAN ORBITAL CORPORATION
2.
TERRAN ORBITAL OPERATING CORPORATION
3.
PREDASAR CORPORATION
4.
TYVAK NANO-SATELLITE SYSTEMS, INC.

US-DOCS\153017674.8

ANNEX II

[FORM OF] JOINDER NO. [ ] dated as of [ ], 20[ ] (this “Joinder”) to the AMENDED AND RESTATED SUPER-PRIORITY FIRST LIEN INTERCREDITOR AGREEMENT dated as of August 15, 2024 (the “First Lien Intercreditor Agreement”), by and among TERRAN ORBITAL CORPORATION, a Delaware corporation (the “Company”), the other Grantors party thereto, WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Bridge Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Bridge Notes Collateral Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent for the Existing Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Existing Notes Collateral Agent”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the FP Notes Secured Parties (in such capacity and together with its successors in such capacity, the “FP Notes Collateral Agent”) and each Additional Agent from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. As a condition to the ability of the Company or any Subsidiaries of the Company to incur Additional First Lien Obligations and to secure such Senior Class Debt with the Senior Lien and to have such Senior Class Debt guaranteed by the Grantors on a senior basis, in each case under and pursuant to the Additional First Lien Documents, the Senior Class Debt Representative in respect of such Senior Class Debt is required to become a Collateral Agent and an Additional Agent under, and such Senior Class Debt and the Senior Class Debt Parties in respect thereof are required to become subject to and bound by, the First Lien Intercreditor Agreement. Section 5.13 of the First Lien Intercreditor Agreement provides that such Senior Class Debt Representative may become a Collateral Agent and an Additional Agent under, and such Senior Class Debt and such Senior Class Debt Parties may become subject to and bound by, the First Lien Intercreditor Agreement, upon the execution and delivery by the Senior Class Debt Representative of an instrument substantially in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.13 of the First Lien Intercreditor Agreement. The undersigned Senior Class Debt Representative (the “New Collateral Agent”) is executing this Joinder in accordance with the requirements of the First Lien Intercreditor Agreement.

Accordingly, the New Collateral Agent agrees as follows:

SECTION 1. In accordance with Section 5.13 of the First Lien Intercreditor Agreement, the New Collateral Agent by its signature below becomes a Collateral Agent and an Additional Agent under, and the related Senior Class Debt and Senior Class Debt Parties become subject to and bound by, the First Lien Intercreditor Agreement with the same force and effect as if the New Collateral Agent had originally been named therein as a Collateral Agent thereunder, and the New Collateral Agent, on behalf of itself and such Senior Class Debt Parties, hereby agrees to all the terms and provisions of the First Lien Intercreditor Agreement applicable to it as a Collateral Agent and an Additional Agent and to the Senior Class Debt Parties that it represents as Additional First Lien Secured Parties, including, without limitation and for the avoidance of doubt, the Priority Waterfall. Each reference to a “Collateral Agent” or an “Additional Agent” in the

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First Lien Intercreditor Agreement shall be deemed to include the New Collateral Agent. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Collateral Agent represents and warrants to each Collateral Agent and the other Secured Parties that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of such Agreement and (iii) the Additional First Lien Documents relating to such Senior Class Debt provide that, upon the New Collateral Agent’s entry into this Agreement, the Senior Class Debt Parties in respect of such Senior Class Debt will be subject to and bound by the provisions of the First Lien Intercreditor Agreement as Additional First Lien Secured Parties.

SECTION 3. This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when each Collateral Agent shall have received a counterpart of this Joinder that bears the signature of the New Collateral Agent. Delivery of an executed signature page to this Joinder by or facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Collateral Agent shall be given to it at the address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

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IN WITNESS WHEREOF, the New Collateral Agent has duly executed this Joinder to the Amended and Restated Super-Priority First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW COLLATERAL AGENT], as
[ ] for the holders of
[ ],

By: ____________________________________
Name:
Title:

Address for notices:

____________________________________

____________________________________

attention of: _____________________________

Telecopy: _______________________________

Email:

_______________________________

US-DOCS\153017674.8

Acknowledged by:

[ ], as Existing Notes Collateral Agent

By: _______________________________________
Name:
Title:

[ ], as FP Notes Collateral Agent

By: _______________________________________
Name:
Title:

[ ], as Bridge Notes Collateral Agent

By: _______________________________________
Name:
Title:

[ ], as [ ]

By: _______________________________________
Name:
Title:

THE GRANTORS LISTED ON SCHEDULE I HERETO

By: _______________________________________
Name:
Title:

US-DOCS\153017674.8

Schedule I to the
Joinder to the
Amended and Restated Super-Priority First Lien Intercreditor Agreement

Grantors

[ ]

US-DOCS\153017674.8

ANNEX III

SUPPLEMENT NO. dated as of , 20 (this “Supplement”) to the AMENDED AND RESTATED SUPER-PRIORITY FIRST LIEN INTERCREDITOR AGREEMENT dated as of August 15, 2024 (the “First Lien Intercreditor Agreement”), by and among TERRAN ORBITAL CORPORATION, a Delaware corporation (the “Company”), the other Grantors party thereto, WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the Bridge Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Bridge Notes Collateral Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent for the Existing Notes Secured Parties (in such capacity and together with its successors in such capacity, the “Existing Notes Collateral Agent”), and WILMINGTON SAVINGS FUND SOCIETY, FSB, as collateral agent for the FP Notes Secured Parties (in such capacity and together with its successors in such capacity, the “FP Notes Collateral Agent”) and each Additional Agent from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the First Lien Intercreditor Agreement.

B. The Grantors have entered into the First Lien Intercreditor Agreement. Pursuant to certain Secured NPA Documents, certain newly acquired or organized Subsidiaries of the Company are required to enter into the First Lien Intercreditor Agreement. Section 5.16 of the First Lien Intercreditor Agreement provides that such Subsidiaries may become party to the First Lien Intercreditor Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Bridge Notes Documents, the Existing Notes Documents, the FP Notes Documents and Additional First Lien Documents.

Accordingly, the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.16 of the First Lien Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the First Lien Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the First Lien Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the First Lien Intercreditor Agreement shall be deemed to include the New Grantor. The First Lien Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to each Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when each Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor. Delivery of an

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executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the First Lien Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the First Lien Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the First Lien Intercreditor Agreement.

SECTION 8. The Company agrees to reimburse each Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for each Collateral Agent.

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IN WITNESS WHEREOF, the New Grantor has duly executed this Supplement to the Amended and Restated Super-Priority First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR],

By: _____________________________________
Name:
Title:

Acknowledged by:

[_________________], as Existing Notes Collateral Agent

By: ________________________________
Name:
Title:

[_________________], as FP Notes Collateral Agent

By: _______________________________________
Name:
Title:

[_________________], as Bridge Notes Collateral Agent

By: _______________________________________
Name:
Title:

US-DOCS\153017674.8